UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22208

                                                            Valued Advisers Trust
(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc.     2960 N. Meridian Street, Suite 300     Indianapolis, IN 46208
(Address of principal executive offices)                                                     (Zip code)

Capitol Services, Inc.
615 S. Dupont Hwy.
Dover,DE 19901
(Name and address of agent for service)

With a copy to:
John H. Lively, Esq.
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 W. 141st Terrace
Suite 119
Leawood, KS 66224

Registrant's telephone number, including area code:      317-917-7000

Date of fiscal year end:                                                         10/31

Date of reporting period:                                                      10/31/11

Item 1.  Reports to Stockholders.

GEIER FUNDS

Geier Strategic Total Return Fund

GAMTX | ANNUAL REPORT

For the period ending
October 31, 2011

Geier Asset Management, Inc.
2205 Warwick Way, Suite 200
Marriottsville, Maryland 21104
410-997-8000

To the Shareholders of the Geier Strategic Total Return Fund (the “Fund”):

This is our first annual report and we would like to take this opportunity to welcome all of our new shareholders to the Fund.

To help better understand the Fund’s investment objective and the implementation of strategies to achieve them, we would like to briefly explain the origins of the Fund.  Over the past few years, more and more investors like you have expressed concern for and exhaustion with the “roller coaster” feel of the markets.  The stock market crash of 2008 brought a heightened sense of worry over the inherent risks of investing.  Although the rebound since early 2009 has helped restore depleted portfolios, many investors acknowledge that they do not want to go through such an experience again.

Since the beginning of 2002, Geier Asset Management, Inc., the Fund’s investment adviser (“Geier Asset Management”), has offered its advisory clients a strategy that seeks growth without unnecessary risk.  This strategy utilizes a conservative mind set with an emphasis on absolute return.

Geier Asset Management made the decision to offer this strategy to a broader base of investors in the form of a mutual fund.  We believe that many investors are seeking just this type of strategy as they attempt to protect their investments from volatility, risk, and losses.  Our fund was opened on December 27, 2010.

To help achieve the Fund’s objective, Geier Asset Management will continue to employ the same tactics learned over the last nine years.  For example, because of its conservative emphasis, the Fund may, at times, be heavily positioned in bonds and debt securities.  The Fund may also go entirely into cash and may employ hedging strategies through the use of ETFs and other products that move inversely to other portfolio positions of the fund or to the specific market indices when we believe a defensive posture is needed.

We will attempt to maintain the purchasing power of the Fund by considering the impact of CPI inflation and the relationship of the US dollar to other currencies and may add investments to the Fund's portfolio that offset inflationary and currency effects when it deems necessary.

Because of its flexibility, the Fund can seek to take advantage of favorable growth trends and opportunities by investing in issuers of any size throughout the world.

Discussion of Performance

Geier Asset Management believes, based on our research and experience, that there are three major trends that will affect the Fund performance over the next 20 years.  The first is the generational movement of global populations to democracy and higher standards of living.  We saw a tipping point example of this in the fall of the Berlin Wall.  Additional examples are countries such as India and Vietnam, where the rule of law is firming and helping to build the foundation of trust necessary for commerce.  This trend will drive the global economy for decades.

The second trend is technological innovations.  Obvious examples are the internet and the iPhone. Advances in technology will continue to change our behaviors and increase our productivity.  Expected success in biotechnology will advance both our life spans and quality of life.

Where the first two trends are decidedly positive, our third macro trend is bearish.  Over the last 30 years, developing countries, companies, and consumers had increased their levels of debt to those not seen since the Great Depression.  This debt accumulation hit a tipping point in 2007, as the assets supporting payment of the underlying debt began to decline in value.  A prime example is the bubble of US housing prices and subsequent bursting. The trend of debt accumulation switched to that of deleveraging.  Now, debts that are no longer serviceable due to the revaluation of the underlying assets must either be paid down or written off.  This deleveraging process could last for up to a decade from now, depending on how intense the struggle is to determine who ends up taking the loss.

These long term trends are the platform for our investment decisions.  For example, we favor large, multinational companies that can reposition their assets into emerging economies, such as Caterpillar and Johnson & Johnson.  We like technology companies, such as Microsoft, that are capable of bringing newer ideas to market such as speech and motion recognition.  We are interested in the bonds of entities that have solid balance sheets that have not suffered asset devaluation or are exposed to deleveraging.

The conflict between the bullish and bearish trends above generates short term dislocations in the investment environment.  When this happens, the level of investment risk and volatility rises.  At these times, because of our emphasis on absolute returns, we may make active changes in the Fund portfolio.

In the first quarter of 2011, we began to scale into our favored securities.  Our cash level dropped to about 20% at its lowest point.  However, due to the deleveraging trend’s pressure on sovereign debt, Standard & Poor’s announced a negative outlook for US Treasury debt.  At that time, we stopped our purchasing and went on hold.  After S&P actually lowered the debt rating of US Treasury obligations, we began to scale out of our equity holdings.  Our cash position rose to slightly over 50%.  We were able to avoid much of the downside that equity markets experienced, but the valuation of our bonds did drop as bonds were re-priced due to the ripple effect of the rating change.

Significant detractors to the Fund performance in the first ten months of 2011 were the Fund’s investment in the international bond sector, such as TGBAX, where the rise in the value of the dollar and increase in yields negatively impacted bond prices.  Also, the Fund’s holdings of US corporate bonds declined due to the rating change factors stated above.

A significant contributor to the Fund’s performance during the first ten months of 2011 was the allocation to the hard asset sector.  In order to accomplish the prospectus stated goal of protecting the purchasing power of the assets in the Fund with regards to inflation and currency valuations, we purchased shares of SLV and CEF.  Although the investments in these securities were intended as long term investments, both experienced outsized short term gains as a result of the dramatic spike in the price of silver in April.  Both were sold to capture the gains.

We will resume our original “scale in” of equity and bond purchases once we have determined that the increased risk to the market from both international and US sovereign debt is priced in by investors.  We are also weighing the potential for a US recession in 2012 and its outcome.

Throughout the first ten months of 2011, the Fund benefited from an expense limitation agreement with Geier Asset Management.  Had the Fund’s expenses not been limited, the performance of the Fund would have been harmed.

During the period ended October 31, 2011, the Fund did not satisfy one of the requirements applicable under the Internal Revenue Code to “regulated investment companies” that affords such entities the ability to pass-through the treatment of income and capital gains to the Fund’s shareholders.  Prior to the RIC Modernization Act of 2010, signed into law on December 22, 2010, the only remedy available to a Fund which inadvertently failed the qualification tests was to compute a tax liability as a C Corporation.  Under the RIC Modernization Act, the Fund can now cure the inadvertent failure by paying a deductible tax based upon the excess non-qualifying income (i.e. the gain from the investment in SLV).  The Fund has elected to pay the tax under the RIC Modernization Act to cure this inadvertent failure and, additionally, Geier Asset Management has voluntarily agreed to reimburse the Fund for a portion of the taxes that have been incurred by the Fund.

Please refer to the Geier Strategic Total Return Fund prospectus for a full description of the investment strategy and for more information about the fund.  You may obtain a current copy of the Fund’s prospectus by calling 877-747-4268.

Thank you for very much for investing in the Geier Strategic Total Return Fund.

Sincerely,

Geier Asset Management, Inc.

Investment Results – (Unaudited)

Total annual operating expenses, as estimated for the Fund's first fiscal period ending October 31, 2011 as disclosed in the Fund's prospectus, were 2.11% of average daily net assets (1.97% after fee waiver/expense reimbursements by the Adviser). The Adviser contractually has agreed to cap certain operating expenses of the Fund excluding interest, taxes, brokerages commissions, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”) to no more than 1.95% of the Fund’s average daily net assets.  This limitation also excludes any “acquired fund fees and expenses” as that term is described in the Fund’s prospectus.  Under certain circumstances, the Adviser may recover any expenses waived and/or reimbursed during the three-year period prior to the period in which such expenses are waived and/or reimbursed (the “Recoupment Right”).  The foregoing expense limitation arrangements were in place as of October 31, 2011 and they extended to February 28, 2012.  The Trust agreed to amend the expense limitation arrangements with the Adviser as of October 31, 2011 to: (i) extend the foregoing limitation arrangement to February 28, 2013 and (ii) provide that to the extent the Adviser were to reimburse the Fund for any Excluded Expenses, the Adviser would be entitled to include such reimbursed Excluded Expenses in the amounts that are subject to recovery under the Recoupment Right.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-747-4268.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-747-4268.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Geier Strategic Total Return Fund and the S&P 500(R) Index

Geier Strategic Total Return Fund $10,250
S&P 500® Index $10,131
Inception Date 12/27/2010
Value
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
$9,600
$9,400
$9,200
$9,000
December-10
January-11
February-11
March-11
April-11
May-11
June-11
July-11
August-11
September-11
October-11
Date

The chart above assumes an initial investment of $10,000 made on December 27, 2010 (inception date of the Fund) and held through October 31, 2011.  THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares; although the performance does reflect the effect of the Fund paying certain taxes resulting from its failure to satisfy certain requirements under the Internal Revenue Code applicable to “regulated investment companies.”  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-747-4268.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

 1.  As a percentage of net assets.

The investment objective of the Geier Strategic Total Return Fund is to provide long-term total return from income and capital appreciation, with an emphasis on absolute return.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Geier Strategic Total Return Fund	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period Ended October 31, 2011*
Actual	$1,000.00	$973.41	$15.18
Hypothetical ** (5% return before expenses)	$1,000.00	$1,009.82	$15.46
*Expenses are equal to the Fund’s annualized expense ratio of 3.05%, multiplied by the average account value over the period, multiplied by 184/365.
** Assumes a 5% return before expenses.

Geier Strategic Total Return Fund
Schedule of Investments
October 31, 2011

Mutual Funds - 21.29%	Shares	Fair Value

Artio Total Return Bond Fund - Class I	204,613	$2,846,168
Central Fund of Canada, Ltd. - Class A (a) (e)	200,000	4,516,000

TOTAL MUTUAL FUNDS (Cost $7,168,194)		7,362,168

Corporate Bonds - 12.13%	Principal Amount

Allied Waste North America, Inc., 6.875%, 06/01/2017	$250,000	268,123
Ally Financial, Inc., 7.125%, 10/15/2017	250,000	236,412
Arch Coal, Inc., 8.750%, 08/01/2016	250,000	274,375
Citigroup, Inc., 0.607%, 06/09/2016 (b)	250,000	200,340
Comcast Cable Holdings, 9.800%, 02/01/2012	240,000	244,999
Federal Farm Credit Bank, 5.875%, 08/16/2021	250,000	270,517
Gap, Inc. / The, 5.950%, 04/12/2021	500,000	475,723
General Electric Capital Corp., 0.591%, 01/08/2016 (b)	250,000	232,801
Goldman Sachs Capital II, 5.793%, 12/29/2049 (b) (c)	250,000	172,500
Goodyear Tire & Rubber, 10.500%, 05/15/2016	163,000	181,745
Icahn Enterprises Finance Corp., 7.750%, 01/15/2016	250,000	257,500
Lincoln National Corp., 7.000%, 05/17/2066 (b)	250,000	237,500
Netflix Inc., 8.500%, 11/15/2017	250,000	260,625
Quicksilver Resources, Inc., 8.250%, 08/01/2015	250,000	262,500
Steel Dynamics Inc., 7.750%, 4/15/2016	250,000	264,375
Suntrust Banks, Inc., 5.250%, 11/05/2012	100,000	103,117
Tesoro Corp., 6.500%, 06/01/2017	250,000	253,750

TOTAL CORPORATE BONDS (Cost $4,366,323)		4,196,902

Municipal Bonds - 7.96%

California Qualified School Board, 4.760%, 09/01/2017	355,000	363,502
City of East Orange NJ, 5.300%, 04/01/2017	250,000	257,495
City of Las Vegas NV, 5.900%, 05/01/2024	235,000	246,597
County of Reeves TX, 6.875%, 12/01/2020	250,000	255,983
County of Wayne MI, 9.250%, 12/01/2025	250,000	270,203
Indiana Bond Bank, 5.790%, 01/15/2025	250,000	257,197
County of Mahoning OH, 5.250%, 12/01/2025	75,000	79,846
Maricopa County Unified School District No 97-Deer Valley AZ, 5.250%, 07/01/2017	250,000	283,812
Metropolitan Nashville Airport Authority, 6.793%, 07/01/2029	130,000	141,915
Puerto Rico Commonwealth Government, 3.670%, 05/01/2014	250,000	253,275
County of Sonoma CA, 6.000%, 12/01/2029	325,000	343,899

TOTAL MUNICIPAL BONDS (COST $2,694,192)		2,753,724

See accompanyting notes which are an integral part of these financial statements.

Geier Strategic Total Return Fund
Schedule of Investments - continued
October 31, 2011

U.S. Government Securities - 11.11%	Principal Amount	Fair Value

TIP, 2.000%, 01/15/2014	$394,111	$394,111
TIP, 2.500%, 07/15/2016	391,647	391,647
TIP, 1.625%, 01/15/2018	366,968	366,968
U.S. Treasury Bill, 0.000%, 12/15/2011	10,000	10,000
U.S. Treasury N/B, 6.125%, 08/15/2029	250,000	363,203
U.S. Treasury N/B, 8.750%, 05/15/2020	1,500,000	2,316,329

TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,574,313)		3,842,258

Mortgage Backed Securities - 3.25%

Countrywide Alternative Loan Trust, 0.535%, 05/25/2034 (b)	619,463	474,048
Credit Suisse First Boston Mortgage Securities Corp., 2.557%, 10/25/2033 (b)	252,420	214,509
Morgan Stanley Mortgage Loan Trust, 2.500%, 10/25/2034 (b)	254,638	227,396
Structured Asset Securities Corp., 2.430%, 04/25/2033 (b)	225,320	207,084

TOTAL MORTGAGE BACKED SECURITIES (Cost $1,231,564)		1,123,037

Limited Partnerships - 0.76%

Atlas Pipeline Partners, 8.750%, 06/15/2018	250,000	263,750

TOTAL LIMITED PARTNERSHIPS (Cost $264,407)		263,750

Preferred Stocks - 0.76%	Shares

Public Storage, 6.350%, callable 07/26/2016	10,000	261,900

TOTAL PREFERRED STOCKS (Cost $250,000)		261,900

Money Market Securities - 42.78%

Fidelity Institutional Money Market Portfolio - Institutional Class, 0.19% (d)	9,797,659	9,797,659
Fidelity Institutional Treasury Only Portfolio - Class I, 0.01% (d)	5,000,000	5,000,000

TOTAL MONEY MARKET SECURITIES (Cost $14,797,659)		14,797,659

TOTAL INVESTMENTS (Cost $34,346,652) - 100.04%		$34,601,398

Liabilities in excess of other assets - (0.04%)		(13,923)

TOTAL NET ASSETS - 100.00%		$34,587,475

(a) Closed-end Fund.
(b) Variable rate security, the coupon rate shown represents the rate at October 31, 2011.
(c) Perpetual Bond
(d) Variable rate security; the rate shown represents the seven-day yield at October 31, 2011.
(e) Passive foreign investment company

See accompanyting notes which are an integral part of these financial statements.

Geier Strategic Total Return Fund
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments in securities, at fair value (cost $34,346,652)	$34,601,398
Interest receivable	209,723
Dividends receivable	9,366
Prepaid expenses	12,202
Prepaid offering cost	1,018
Other receivable (b)	53,000
Total assets	34,886,707

Liabilities
Payable to Adviser (a)	34,602
Payable to administrator, fund accountant and transfer agent	6,968
Payable to custodian	1,995
Payable to trustees	160
12b-1 fees accrued (a)	7,318
Other accrued expenses	22,382
Federal taxes payable (b)	225,807
Total liabilities	299,232

Net Assets	$34,587,475

Net Assets consist of:
Paid in capital	$33,998,088
Accumulated undistributed net investment income	94,270
Accumulated undistributed net realized gain (loss) from investment transactions	240,371
Net unrealized appreciation (depreciation) on investments	254,746

Net Assets	$34,587,475

Shares outstanding (unlimited number of shares authorized)	3,375,301

Net asset value and offering price per share	$10.25

Redemption price per share (c) (NAV * 99%)	$10.15

(a) See Note 4 in the Notes to the Financial Statements.
(b) See Note 9 in the Notes to the Financial Statements.
(c) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

See accompanyting notes which are an integral part of these financial statements.

Geier Strategic Total Return Fund
Statement of Operations
For the period ended October 31, 2011 (a)

Investment Income
Dividend income	$197,634
Interest income	440,850
Total Income	638,484

Expenses
Investment Adviser fee (b)	269,485
12b-1 fees (b)	61,246
Transfer agent expenses (b)	26,066
Administration expenses (b)	23,297
Fund accounting expenses (b)	20,833
Registration expenses	18,193
Organization costs	15,000
Audit expenses	15,000
Legal expenses	12,000
Miscellaneous expenses	10,840
Custodian expenses (b)	8,014
Offering costs	6,901
Trustee expenses	6,400
Pricing expenses	4,180
24f-2 expense	3,880
Report printing expense	2,100
Insurance expense	400
Total Expenses	503,835
Fees waived by Adviser (b)	(24,252)
Net operating expenses before federal taxes	479,583
Federal tax expense (c)	225,807
Voluntary federal tax reimbursement by Adviser (c)	(53,000)
Net operating expenses after federal taxes	652,390
Net Investment Income (Loss)	(13,906)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	348,547
Change in unrealized appreciation (depreciation) on investment securities	254,746
Net realized and unrealized gain (loss) on investment securities	603,293
Net increase (decrease) in net assets resulting from operations	$589,387

(a) For the period December 27, 2010 (commencement of operations) to October 31, 2011.
(b) See Note 4 in the Notes to the Financial Statements.
(c) See Note 2 and Note 9 in the Notes to the Financial Statements.

See accompanyting notes which are an integral part of these financial statements.

Geier Strategic Total Return Fund
Statement of Changes In Net Assets

	Period Ended
	October 31, 2011	(a)
Operations
Net investment income (loss)	$(13,906)
Net realized gain (loss) on investment securities	348,547
Change in unrealized appreciation (depreciation)
on investment securities	254,746
Net increase (decrease) in net assets resulting from operations	589,387

Capital Share Transactions
Proceeds from shares sold	36,352,943
Amount paid for shares redeemed	(2,354,928)
Proceeds from redemption fees collected (b)	73
Net increase (decrease) in net assets resulting
from share transactions	33,998,088

Total Increase (Decrease) in Net Assets	34,587,475

Net Assets
Beginning of period	-

End of year	$34,587,475

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$94,270

Capital Share Transactions
Shares sold	3,603,863
Shares redeemed	(228,562)

Net increase (decrease) from capital share transactions	3,375,301

(a) For the period December 27, 2010 (commencement of operations) to October 31, 2011.
(b) The Fund charges a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

See accompanyting notes which are an integral part of these financial statements.

Geier Strategic Total Return Fund
Financial Highlights
(For a share outstanding throughout each period)

	Period ended
	October 31, 2011	(a)

Selected Per Share Data
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	-
Net realized and unrealized gains (losses)	0.25
Total income (loss) from investment operations	0.25

Paid in capital from redemption fees	-	(b)

Net asset value, end of period	$10.25

Total Return (c)	2.50%	(d)

Ratios and Supplemental Data
Net assets, end of year (000)	$34,587
Ratio of expenses to average net assets	2.65%	(e) (f)
Ratio of expenses to average net assets before
reimbursement	2.97%	(e) (g)
Ratio of net investment loss to
average net assets	(0.06)%	(e) (f)
Ratio of net investment loss to average net assets
before reimbursement	(0.37)%	(e) (h)
Portfolio turnover rate	502.14%	(d)

(a) For the period December 27, 2010 (commencement of operations) through October 31, 2011.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not Annualized
(e) Annualized
(f) The expense ratio and net investment income ratio includes the effect of federal tax expense of
0.70%, which is the portion of federal tax expense not reimbursed by the Adviser.
(g) The expense ratio before reimbursements includes taxes of 0.92%, a portion of which was voluntarily reimbursed by the Adviser.
(h) The net investment income (loss) ratio includes federal tax expense of (0.92)%, a portion of which was voluntarily reimbursed by the Adviser.

See accompanyting notes which are an integral part of these financial statements.

Geier Strategic Total Return Fund
Notes to the Financial Statements
October 31, 2011

NOTE 1.  ORGANIZATION

The Geier Strategic Total Return Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”).  The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”).  The Fund’s investment Adviser is Geier Asset Management, Inc. (the “Adviser”).  The investment objective of the Fund is to provide long-term total return from income and capital appreciation, with an emphasis on absolute return.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Taxes – The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the period December 27, 2010 (commencement of operations) to October 31, 2011, the Fund inadvertently failed to satisfy the gross income test required to qualify as a RIC.  Pursuant to the Tax Code as amended by the RIC Modernization Act of 2010, the Fund has met the requirements of the cure provisions, including the payment of a tax calculated on the excess non-qualified income, to allow the Fund to be deemed to have satisfied the RIC requirements for the tax year ended October 31, 2011.  The Fund’s tax expense is included in the Statement of Operations.  The Fund’s Adviser has voluntarily agreed to reimburse the Fund for a portion of tax it incurred as a result of failing to satisfy the gross income test for a RIC.  The voluntary reimbursement of taxes is also shown in the Statement of Operations.

As of and during the period ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for the period ended October 31, 2011.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Distributions from Limited Partnerships are recognized on the ex-date.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Geier Strategic Total Return Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended October 31, 2011, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated Undistributed	Accumulated Net Realized
	Net Investment Loss	Gain from Investments
Geier Strategic Total Return Fund	$108,176	$(108,176)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Geier Strategic Total Return Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including preferred stocks and closed-end funds, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, U.S. government securities, and mortgage-backed securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit and U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Geier Strategic Total Return Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

 Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.  Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mutual Funds	$7,362,168	$-	$-	$7,362,168
Corporate Bonds	-	4,196,902	-	4,196,902
Municipal Bonds	-	2,753,724	-	2,753,724
U.S. Government Securities	-	3,842,258	-	3,842,258
Mortgage-Backed Securities	-	1,123,037	-	1,123,037
Limited Partnerships	-	263,750	-	263,750
Preferred Stock	261,900	-	-	261,900
Money Market Securities	14,797,659	-	-	14,797,659
Total	$22,421,727	$12,179,671	$-	$34,601,398

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.  There were no significant transfers between all Levels as of October 31, 2011.

Geier Strategic Total Return Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the Fund’s average net assets. For the period from December 27, 2010 (commencement of Fund Operations) to October 31, 2011, the Adviser earned fees of $269,485 from the Fund before the reimbursement described below.

The Adviser contractually has agreed to cap certain operating expenses of the Fund excluding interest, taxes, brokerage commissions, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”).  This limitation also excludes any “acquired fund fees and expenses” as that term is described in the Fund’s prospectus.  For the period from December 27, 2010 (commencement of Fund Operations) to October 31, 2011, the Adviser contractually waived fees of $24,252.  In addition, the Adviser agreed to voluntarily reimburse $53,000 to the Fund to cover a portion of the Federal Tax Expense.  At October 31, 2011, the Adviser was owed $34,602 from the Fund for advisory services and owed the Fund $53,000 for the voluntary waiver discussed above.  On December 22, 2011, the Fund received payment of $53,000.

Under certain circumstances, the Adviser may recover any expenses waived and/or reimbursed during the three-year period prior to the period in which such expenses are waived and/or reimbursed (the “Recoupment Right”).  The foregoing expense limitation arrangements were in place as of October 31, 2011 and then extended to February 28, 2012.  The Trust agreed to amend the expense limitation arrangements with the Adviser as of October 31, 2011 to: (i) extend the foregoing limitation arrangement to February 28, 2013 and (ii) provide that to the extent the Adviser were to reimburse the Fund for any Excluded Expenses, the Adviser would be entitled to include such reimbursed Excluded Expenses in the amounts that are subject to recovery under the Recoupment Right.  For the period December 27, 2010 (commencement of Fund operations) to October 31, 2011, $77,252 may be subject to potential repayment to the Adviser by the Fund through October 31, 2014.  The amended expense limitation agreement was executed on December 30, 2011.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the period from December 27, 2010 (commencement of Fund Operations) to October 31, 2011, HASI earned fees of $23,297 for administrative services provided to the Fund.  At October 31, 2011, the Fund owed HASI $2,292 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  For the period ended October 31, 2011, the Custodian earned fees of $8,014 for custody services provided to the Fund.  At October 31, 2011, the Fund owed the Custodian $1,995 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period December 27, 2010 (commencement of Fund Operations) to October 31, 2011, HASI earned fees of $26,066 from the Fund for transfer agent services.  For the period December 27, 2010 (commencement of Fund Operations) to October 31, 2011, HASI earned fees of $20,833 from the Fund for fund accounting services.  At October 31, 2011, the Fund owed HASI $2,593 for transfer agent services.  At October 31, 2011, the Fund owed HASI $2,083 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2011.

Geier Strategic Total Return Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale.  For the period December 27, 2010 (commencement of Fund Operations) to October 31, 2011, the 12b-1 expense incurred by the Fund was $61,246.  The Fund owed $7,318 for 12b-1 fees as of October 31, 2011.

NOTE 5.  INVESTMENT TRANSACTIONS

For the period ended October 31, 2011, purchases and sales of investment securities were as follows:

Purchases
U.S. Government Obligations	$3,595,393
Other	107,597,550
Sales
U.S. Government Obligations	$-
Other	92,092,842

As of October 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$439,211
Gross (Depreciation)	(294,881)
Net Appreciation
(Depreciation) on Investments	$144,330
At October 31, 2011, the aggregate cost of securities for federal income tax purposes, was $34,457,068.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Geier Strategic Total Return Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At October 31, 2011, no shareholder owned greater than 25% of the outstanding shares of the Fund.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions during the period ended October 31, 2011.

On December 28, 2011, the Fund paid an income distribution of $0.0605 per share and a short-term capital gain of $0.0668 per share to shareholders of record on December 27, 2011.

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$454,446
Unrealized appreciation (depreciation)	144,330
$598,776

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses or gains on passive foreign investment companies.

NOTE 9.  FEDERAL TAXES

The Fund has recorded federal taxes payable of $225,807, which is reflected as a liability in the Statement of Assets and Liabilities, and federal tax expense of $225,807 which is reflected in the Statement of Operations.  The Adviser has agreed to voluntarily reimburse the Fund $53,000 to offset a portion of the taxes incurred as a result of failing to derive 90% of its gross income (the “gross income test”) from allowable sources for the period ended October 31, 2011 as is required for “regulated investment companies” by the Internal Revenue Code.  The Fund intends to avail itself of the curing provisions of the Regulated Investment Company Modernization Act of 2010 that allow the Fund to comply with the gross income test by, among other things, paying a tax imposed based upon the Fund’s non-qualifying income in excess of 10% of the Fund’s gross income.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Geier Strategic Total Return Fund
(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Geier Strategic Total Return Fund, (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period December 27, 2010 (commencement of operations) through October 31, 2011. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Geier Strategic Total Return Fund as of October 31, 2011, the results of its operations, changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustee
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 75, Independent Trustee, August 2008 to present.
Retired; Consultant to Battelle Memorial Institute on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in  various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.  No other directorships held.

Ira Cohen, 52, Independent Trustee, June 2010 to present.
Independent financial services consultant (February 2005 – present); Senior Vice-President, Dealer Services/Institutional Services, AIM Investment Services, Inc., 1992 to 2005.  No other directorships held.

Interested Trustee and Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47, Chairman, Interested Trustee, Principal Executive Officer and President, February 2010 to present.
President and CEO of Dreman Contrarian Funds since March 2011.  CEO of The Huntington Strategy Shares since November 2010. CEO of The Huntington Funds since February 2010. Senior Vice President of Huntington Asset Services, Inc. since January 2010. Independent Chairman of the Valued Advisers Trust from August 2008 to January 2010. Managing Director and Chief Operating Officer of WealthStone from 2007 to January 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 50, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 46, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
William J. Murphy, 48, Principal Financial Officer and Treasurer, December 2009 to present
Manager of Financial Reporting for Huntington Asset Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

John H. Lively, 42, Interim Secretary, September 2011 to present.
Attorney, The Law Offices of John H. Lively & Associates, Inc., March, 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March, 2007 to February, 2010; Managing Attorney, Raymond James Financial (financial services), September, 2005 to March, 2007; Assistant General Counsel, AIM Investments (investment adviser – currently, INVESCO), October, 2000 to September, 2005.

*    The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
**  The trust currently consists of 8 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 747-4268 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (877) 747-4268 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
R. Jeffrey Young, Chairman
Dr. Merwyn R. Vanderlind
Ira Cohen

OFFICERS
R. Jeffrey Young, Principal Executive Officer and President
John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President
Carol J. Highsmith, Vice President
William J. Murphy, Principal Financial Officer and Treasurer
John H. Lively, Interim Secretary

INVESTMENT ADVISER
Geier Asset Management, Inc.
2205 Warwick Way, Suite 200
Marriottsville, MD  21104

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.,
A member firm of The 1940 Act Law GroupTM
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

TEAM Asset Strategy Fund

Annual Report

October 31, 2011

Fund Adviser:

TEAM Financial Asset Management, LLC
800 Corporate Circle, Suite 106
Harrisburg, PA 17110

Toll Free (877) 832-6952

Shareholder Letter

Our investment philosophy is grounded in our belief that markets experience cycles on multiple time frames.  The three main time frames we are concerned about are:  secular periods, which are typically measured in decades; intermediate term cycles, which are typically measured in years and relate to the business cycle; and short term market trends, which are typically measured in weeks and months.  Our investment process is designed to analyze and forecast the primary trends that are unfolding on these various time frames.  This “top down” approach to investing is how we determine portfolio exposure and investment/trading opportunity.  After establishing our assessment of where markets are positioned at various time frames, we proceed to determine the amount of exposure we want across geographic regions, asset classes, sectors, industries and at the individual security level.

TEAM Financial Asset Management, LLC (“TEAM Financial”, “we” or “our”), the investment adviser to the TEAM Asset Strategy Fund (the “Fund”), believes that the major US stock market indexes began a secular bear market in the year 2000, which is now a decade in age.  It is our belief that valuations and fundamentals are the greatest determinant of these long term cycles.  US large cap equities reached an extreme level of over-valuation in the late 1990’s, and even after a 10 year period are still at the very upper end of their historic range. This view has not changed since last year’s annual report.  As a result of overvaluation across the market cap spectrum, we believe the secular bear market is likely to last for another 10 years or even longer.

From this secular perspective, we also believe that the US bond market has enjoyed its largest and most extended bull market in history.  Bond yields have steadily declined since peaking in the mid teens in the early 1980’s, with the 10-year US treasury reaching historic lows in yield of just under 1.70% in the fall of 2011.  We had expected the lows reached in 2008 to be the secular lows, but that view proved to be incorrect. The 30-year US treasury yield, which is very sensitive to long term inflation expectations, has not made a new low. We continue to believe that the US bond market is in the very late stage of its 30-year bull market.

Hard assets have historically displayed an inverse relationship with the secular trends in stocks.  For example, commodity prices did very well on a relative basis during the Great Depression era of the 1930’s and excelled relative to stocks during the 1970’s.  Conversely, commodities performed poorly relative to stocks in the 1950’s, 1980’s and 1990’s.  Since the US equity market began its secular bear market in 2000, commodity markets have done exceptionally well.  We continue to expect commodities, broadly speaking, to remain in a secular bull market over the next 10+ years. Supply constraints and increased demand from emerging market consumers are compounded by the global currency debasement unfolding in the US, UK, Euro zone, Switzerland and Japan.

The past twelve months have thrown the euro zone front and center with regards to sovereign debt and currency issues. However, we expect the euro zone to be a precursor to increased global tensions as many major developed countries continue to print money. Ultimately, we expect most of the euro zone excluding Germany to engage in significant money printing. The major question remains whether Germany will be part of that process directly and whether or not the euro survives as a currency. Even if Germany were to leave the currency union and the euro were not to survive, we would expect many of the current member nations to print money if given the opportunity.

The financial and economic crisis of 2008 casts a long shadow over the aggregate psyche of investors and policymakers. Due to the trauma we collectively suffered in 2008, it is reasonable to expect that experience to impact investor behavior. This has clearly been the case at times over the past 12 months, as the US debt downgrade and circus in Europe have driven many to expect the current crisis to unfold in markets like 2008. We disagree with that premise. We believe the sovereign debt and burgeoning currency crisis is an extension of the 2008 crisis, as governments offloaded private sector debt to the public balance sheet.

History provides ample evidence as to how countries with paper money, which have reached extremely high levels of indebtedness, attempt to deal with this problem. The 2008 deleveraging crisis started in the private sector and ended when the public balance sheet was leveraged. We are now facing similar market forces trying to impose discipline and cause public balance sheets to deleverage. Countries have little choice but to either accept the deflationary and recessionary reality of sovereign deleveraging, or they will print money to try and combat these market forces. While the ultimate path and timing of when massive money printing arrives is uncertain, we’ve seen little to date that makes us doubt our view that confronting devaluing paper currencies is the most important macro trend investors confront.

Should major developed countries surprise us and choose deflation, depression and deleveraging, then our current investment allocation will prove to be poorly positioned. While we maintain a convicted outlook when our analytical process supports our view, we try not to be dogmatic and inflexible. Should our assessment of the evidence shift, then we hope to have the ability and willingness to change our investment course. Until that time, our focus remains on navigating a world with competitive currency devaluations unfolding.

Management’s Discussion of Fund Performance

As we remind our shareholders in each annual and semi-annual report, our investment process is active on three basic timeframes: secular, cyclical and tactical. These could also be labeled as long, intermediate, and short term. It is within that context we discuss the Fund’s performance.

During the past year through 10/31/2011, there were several important macro developments which drove the Fund’s performance. First, the mid-year economic slowdown in 2010 ended by the fall of that year, and was accompanied by the US Federal Reserve’s announcement of QEII. This combination resulted in a final leg higher in the global business cycle and was accompanied by a significant rally in risk markets. The Fund benefited from that trend through the end of 2010, at which point we began to take measures to reduce portfolio risk via hedging. Markets remained choppy into early March 2011 and then declined sharply for several weeks as the tsunami and nuclear crisis in Japan emerged. The Fund was well hedged entering the Japanese crisis, and allowed us to operate from a position of strength as prices moved lower. The Fund enjoyed a very strong month of April 2011, as risk markets recovered. However, by that time there was a dark cloud on the horizon.

By the 2nd week of May 2011, leading economic indicators we use began to clearly forecast that a global industrial slowdown was likely to unfold starting in the summer. Commodity and other risk markets sold off sharply during the month of May, and the Fund suffered losses as we moved to shift the portfolio to weather what we believed to be an oncoming “storm”. This transition in the portfolio continued into July 2011, while the Fund continued to suffer a steady decline in value. We positioned for, and believed that, emerging market economies and stock markets, as well as the industrial sector in the US and globally, were very vulnerable and offered excellent opportunities to hedge the Fund’s long exposure in secular favorites such as precious metals miners. That positioning proved very painful to maintain from May into July, as industrials and emerging market stocks remained resilient and precious metals mining shares suffered a significant correction.

Our process and conviction remained high through June and July, which resulted in the Fund accumulating some speculative put option exposure to emerging market stocks, with a specific focus on the Brazilian stock market. The resilience in those markets well into July provided us with what we believed to be a compelling speculative opportunity. This resulted in our adding put option exposure above and beyond the amount we believed needed to hedge our long positions, and resulted in the Fund having a net short position.

In addition to those positions in the equity markets, the Fund accumulated a significant position long the US dollar versus New Zealand and Australian dollars, as well as the Norwegian kroner. We also accumulated a call option position in the US dollar index, which would benefit if the US dollar were to rally versus currencies like the euro, British pound, and Japanese yen. We focused on the New Zealand and Australian currencies due to our expectation that a global industrial slowdown would disproportionately hit emerging market economies and subsequently industrial commodity prices. We expected those two currencies to be vulnerable to a general de-risking in global financial markets as markets began to price in a global economic slowdown.

We entered August with a net short position in global equities and long exposure to the US dollar. This positioning proved to be timely once global risk markets began to respond to the debt downgrade in the US, as well as the broader recognition that the global economy was slowing. The significant put options we owned in emerging stock markets and US industrial companies benefited significantly as prices fell rapidly and implied volatility levels spiked. One can think of this as the Fund having bought flood insurance prior to a flood and then seeing investors bid up the cost of that insurance significantly as a flood unfolds.

Our process indicated that the August meltdown was approaching a possible inflection/exhaustion point, which resulted in us selling all of our put option positions at hefty gains, and eliminating our long US dollar exposure versus the Australian and New Zealand dollars, as well as the Norwegian kroner. We retained our US dollar index call options for several more weeks, as the US dollar had not yet rallied much versus the major currencies like the euro. As the August low/exhaustion point was reached the week following the debt downgrade of the US, we took the Fund up to be close to fully invested, as our process suggested that a major rally was likely in risk assets. We purchased and traded positions in various leveraged long exchange traded funds for US small cap and emerging market stock indexes.

The Fund continued to rally into late September, when markets peaked and proceeded to reverse and fall sharply to test the August low. Our assessment was that the decline was in fact a test and that ultimately markets would move to new highs. This resulted in the Fund suffering a significant draw down into the early October low, but as risk markets reversed and rallied sharply to new highs by the end of October, the Fund recovered most of the September decline.

The largest driver for Fund performance over the past 12 months was our active trading in equity options. Our maintenance of put options from December 2010 into March 2011 was a modest detractor from performance, but those losses were made up for many times over by the profits realized when we sold the large put option positions in August 2011. The Fund also enjoyed moderate gains from forward currency exchange contracts over the past year. Significant gains, both long and short the Norwegian kroner versus the US dollar, and call option gains on the US dollar index, offset losses incurred earlier in the year as the euro and Swiss franc rallied against our short positions in those currencies.

The largest detractor of Fund performance over the past 12 months has been the Fund’s significant exposure to precious metals mining shares via common stocks and options. The Fund suffered a modest loss on a put option position in the Market Vectors Gold Miners ETF acquired for hedging purposes in December 2010. In addition, the Fund owned a significant amount of call option positions in May and June of 2011 as gold mining shares suffered a significant decline. As gold mining share prices declined significantly, the call option exposure in the Fund suffered large declines in value.

As we look forward, we believe the macro environment will remain volatile, as we expect governments to continue to intervene in markets as they try to combat market forces. Ultimately, we expect the politicians to “win” via the printing press, but the timing and specific nature of their actions is likely to remain highly uncertain, as political processes are typically messy and protracted until real crises drive action.

The views in the foregoing discussion were those of the Fund’s investment adviser as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-877-832-6952. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Investment Results – (Unaudited)

Total Returns*
(For the period ended October 31, 2011)

	1 Year	Average Annual Since Inception (December 30, 2009)
TEAM Asset Strategy Fund	23.99%	14.73%
FTSE All-World Index**	-2.02%	1.83%

Total annual operating expenses, as disclosed in the Fund's prospectus dated February 28, 2011 were 2.08% of average daily net assets. Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 29, 2012, so that Total Annual Fund Operating Expenses do not exceed 1.95%. This agreement may be terminated by the Adviser at its option at any time after February 29, 2012. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as "Acquired Funds Fees and Expenses").The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-877-832-6952.

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the TEAM Asset Strategy Fund and the FTSE All-World Index

$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
Value
TEAM Asset Strategy Fund
$12,870
FTSE All-World Index
$10,339
Inception Date: December 30, 2009
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Date

The chart above assumes an initial investment of $10,000 made on December 30, 2009 (commencement of Fund operations) and held through October 31, 2011. The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-832-6952. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

TEAM Asset Strategy Fund Holdings as of October 31, 2011[1]
95.00%
85.00%
75.00%
65.00%
55.00%
45.00%
35.00%
25.00%
15.00%
5.00%
-5.00%
Common Stocks 79.04%
Real Estate Investment Trusts 2.73%
Money Market Securities 9.32%
Call Options Purchased 7.42%
Put Options Purchased 0.62%
Other assets in excess of liabilities 0.87%

 1As a percentage of net assets.

The investment objective of the TEAM Asset Strategy Fund (the “Fund”) is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

TEAM Asset Strategy Fund	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period Ended October 31, 2011
Actual*	$1,000.00	$1,061.88	$9.19
Hypothetical**	$1,000.00	$1,016.30	$8.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year).
** Assumes a 5% return before expenses

TEAM Asset Strategy Fund
Schedule of Investments
October 31, 2011

Common Stocks - 79.04%	Shares	Fair Value

Banks - 11.61%
Deutsche Bank AG	56,000	$2,318,960
First Niagara Financial Group, Inc. (c)	260,000	2,389,400
Northwest Bancshares, Inc. (c)	105,000	1,309,350
UBS AG (a)	160,000	2,019,200
		8,036,910

Beverages - 5.64%
PepsiCo, Inc.	62,000	3,902,900

Bituminous Coal & Lignite Mining - 4.41%
Patriot Coal Corp. (a)	243,000	3,052,080

Gold & Silver Ores - 16.74%
Gold Resource Corp.	160,000	3,600,000
Kinross Gold Corp.	187,000	2,683,450
Minefinders Corp., Ltd. (a)(c)(f)	175,000	2,479,750
Yamana Gold, Inc. (c)	189,000	2,829,330
		11,592,530

Mineral Royalty Traders - 3.37%
Silver Standard Resources, Inc. (a)	119,000	2,331,210

Mining - 4.34%
New Gold Inc. (a)(c)	243,000	3,008,340

Radio & TV Broadcasting & Communications Equipment - 5.54%
Nokia Corp. (b)	570,000	3,836,100

Refuse Systems - 4.20%
Veolia Environment (b)	205,000	2,908,950

Security Brokers, Dealers & Flotation Companies - 3.97%
Credit Suisse Group AG (b)	95,000	2,752,150

Services - 5.80%
Heckmann Corp. (a)	100,000	599,000
U.S. Global Investors, Inc. - Class A (c)	450,000	3,415,500
		4,014,500

Surety Insurance - 2.92%
MBIA, Inc. (a)	230,000	2,024,000

Telephone & Telegraph Apparatus - 5.42%
Research In Motion Ltd. (a)	186,000	3,757,200

Telephone Communications (No Radio Telephone) - 5.08%
AT&T, Inc.	120,000	3,517,200

TOTAL COMMON STOCKS (Cost $50,212,658)		54,734,070

Real Estate Investment Trusts - 2.73%

Annaly Capital Management, Inc.	112,000	1,887,200

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,951,865)		1,887,200

Money Market Securities - 9.32%

Fidelity Institutional Treasury Only Portfolio, .01% (d)	6,453,870	6,453,870

TOTAL MONEY MARKET SECURITIES (Cost $6,453,870)		6,453,870

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Schedule of Investments - continued
October 31, 2011
Call Options Purchased - 7.42%	Outstanding Contracts	Fair Value

Agnico - Eagle Mines, Ltd./ January 2012/ Strike $45.00 (e)	500	130,000
AT&T, Inc./ January 2012/ Strike $27.50 (e)	2,000	466,000
iShares MSCI Japan Index/ January 2012/ Strike $8.00 (e)	8,000	1,240,000
Market Vectors Gold Miners ETF/ January 2012/ Strike $50.00 (e)	2,500	2,550,000
Research In Motion, Ltd./ January 2012/ Strike $25.00 (e)	2,000	272,000
United States Natural Gas Fund LP/ January 2012/ Strike $8.00 (e)	4,000	480,000

TOTAL CALL OPTIONS PURCHASED (Cost $4,343,966)		5,138,000

Put Options Purchased - 0.62%

PowerShares QQQ Trust, Series 1/ November 2011/ Strike $57.00 (e)	4,000	428,000

TOTAL PUT OPTIONS PURCHASED (Cost $844,596)		428,000
	4,000

TOTAL INVESTMENTS (Cost $63,806,955) - 99.13%		$68,641,140

Other assets less liabilities - 0.87%		605,231

TOTAL NET ASSETS - 100.00%		$69,246,371

(a) Non-income producing.
(b) American Depositary Receipt.
(c) All or a portion of this security is held as collateral on forward currency exchange contracts.
(d) Variable rate security; the rate shown represents the 7 day yield at October 31, 2011.
(e) Each Call/Put contract has a multiplier of 100 shares.
(f) Passive Foreign Investment Company.

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
October 31, 2011

			U.S. $		U.S. $	Unrealized
	Settlement	Currency to	Value at	Currency to	Value at	Appreciation
	Date	be Delivered	Oct. 31, 2011	be Received	Oct. 31, 2011	(Depreciation)
	11/7/11	19,712,202 Australian Dollars	$ 20,362,704	20,894,715 U.S. Dollars	$ 20,894,715	532,011
	11/7/11	20,894,715 U.S. Dollars	20,894,715	19,712,202 Australian Dollars	20,000,000	(894,715)
	12/1/11	6,000,000 Australian Dollars	6,336,000	6,340,152 U.S. Dollars	6,340,152	4,152
	12/1/11	6,340,152 U.S. Dollars	6,340,152	6,000,000 Australian Dollars	6,249,000	(91,152)
	11/8/11	20,000,000 Canadian Dollars	20,183,264	20,133,594 U.S. Dollars	20,133,594	(49,670)
	11/8/11	10,066,797 U.S. Dollars	10,066,797	10,000,000 Canadian Dollars	9,685,326	(381,471)
	12/1/11	4,946,515 Swiss Franc	5,809,861	5,685,258 U.S. Dollars	5,685,258	(124,603)
	12/1/11	5,685,258 U.S. Dollars	5,685,258	4,946,515 Swiss Franc	6,336,000	650,742
	11/8/11	7,099,247 Euros	9,685,326	9,900,797 U.S. Dollars	9,900,797	215,471
	11/8/11	19,899,070 U.S. Dollars	19,899,070	14,268,388 Euros	20,183,264	284,194
	12/13/11	3,774,772 British Pound Sterling	6,000,000	6,089,229 U.S. Dollars	6,089,229	89,229
	12/13/11	6,089,229 U.S. Dollars	6,089,229	3,774,772 British Pound Sterling	6,086,820	(2,409)
	12/13/11	1,234,500,000 Japanese Yen	16,340,172	15,849,211 U.S. Dollars	15,849,211	(490,961)
	12/1/11	15,022,648 U.S. Dollars	15,022,648	1,170,450,000 Japanese Yen	15,000,000	(22,648)
	12/13/11	5,993,043 U.S. Dollars	5,993,043	466,800,000 Japanese Yen	6,000,000	6,957
	12/13/11	9,856,168 U.S. Dollars	9,856,168	767,700,000 Japanese Yen	10,000,000	143,832
	12/9/11	64,946,400 Norwegian Krone	11,153,043	11,759,686 U.S Dollars	11,759,686	606,643
	12/9/11	11,759,686 U.S Dollars	11,759,686	64,946,400 Norwegian Krone	12,000,000	240,314
			$ 207,477,136		$ 208,193,052	$ 715,916

*	Huntington Bancshares, Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments in securities, at fair value (cost $63,806,955)	$68,641,140
Receivable for investments sold	3,864,651
Receivables for forward currency exchange contracts	782,272
Receivable for fund shares sold	191,418
Cash	140,222
Dividends receivable	51,600
Prepaid expenses	6,331
Interest receivable	67
Total assets	73,677,701

Liabilities
Payable for investments purchased	4,189,160
Payable for fund shares redeemed	70,073
Payable to Adviser (a)	67,684
Payable for forward currency exchange contracts	66,356
Payable to administrator, fund accountant, and transfer agent (a)	9,807
Payable to custodian (a)	8,747
Payable to trustees and officers	552
Other accrued expenses	18,951
Total liabilities	4,431,330

Net Assets	$69,246,371

Net Assets consist of:
Paid in capital	$54,472,241
Accumulated undistributed net investment income (loss)	1,623,613
Accumulated net realized gain (loss) from investment transactions and forward currency exchange contracts	7,600,416
Net unrealized appreciation (depreciation) on:
Investment securities and options	4,834,185
Forward currency exchange contracts	715,916

Net Assets	$69,246,371

Shares outstanding (unlimited number of shares authorized)	5,380,269

Net Asset Value and offering price per share	$12.87

Redemption price per share (NAV * 99%) (b)	$12.74

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Statement of Operations
October 31, 2011

Investment Income
Dividend income (net of foreign withholding tax of $46,976)	$872,155
Interest income	1,947
Total Investment Income	874,102

Expenses
Investment Adviser fee (a)	658,184
Administration expenses (a)	48,858
Custodian expenses (a)	48,950
Transfer agent expenses (a)	42,735
Registration expenses	31,432
Fund accounting expenses (a)	24,999
Legal expenses	23,713
Auditing expenses	15,520
Trustee expenses	7,449
Printing expenses	6,563
Offering cost expenses	3,140
Insurance expense	2,776
Pricing expenses	2,254
Miscellaneous expenses	87
Total Expenses	916,660

Net Investment Income (Loss)	(42,558)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	8,423,948
Options	774,507
Affiliates	1,725
Forward currency exchange contracts	(1,491,750)
Change in unrealized appreciation (depreciation) on:
Investment securities	1,197,688
Options	146,369
Forward currency exchange contracts	2,500,374
Net realized and unrealized gain (loss) on investment securities	11,552,861
Net increase (decrease) in net assets resulting from operations	$11,510,303

(a) See Note 5 in the Notes to the Financial Statements.

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Statement of Changes In Net Assets
	For the	For the
	Year Ended	Period Ended
	October 31, 2011	October 31, 2010	(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(42,558)	$(25,942)
Net realized gain (loss) on investment securities, options, and
foreign currency exchange contracts	7,708,430	(229,190)
Change in unrealized appreciation (depreciation) on investment securities,
options, and foreign currency exchange contracts	3,844,431	1,705,670
Net increase (decrease) in net assets resulting from operations	11,510,303	1,450,538

Capital Share Transactions
Proceeds from shares sold	21,293,399	42,566,630
Amount paid for shares redeemed	(6,887,786)	(690,718)
Proceeds from redemption fees collected (b)	3,708	297

Net increase (decrease) in net assets resulting from capital share transactions	14,409,321	41,876,209

Total Increase (Decrease) in Net Assets	25,919,624	43,326,747

Net Assets
Beginning of period	43,326,747	-

End of period	$69,246,371	$43,326,747

Undistributed net investment income (loss)
included in net assets at end of period	$1,623,613	$(8,714)

Capital Share Transactions
Shares sold	1,769,421	4,243,528
Shares redeemed	(564,703)	(67,977)

Net increase (decrease) from capital share transactions	1,204,718	4,175,551

(a) For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase.

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Financial Highlights
(For a share outstanding during the period)

	For the	For the
	Year Ended	Period Ended
	October 31, 2011	October 31, 2010	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.38	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.50	0.39
Total from investment operations	2.49	0.38

Paid in capital from redemption fees (e)	-	-

Net asset value, end of period	$12.87	$10.38

Total Return (b)	23.99%	3.80%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$69,246	$43,327
Ratio of expenses to average net assets	1.74%	1.93%	(d)
Ratio of net investment income (loss) to
average net assets	(0.08)%	(0.09)%	(d)
Portfolio turnover rate	490.64%	313.40%

(a) For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends if any.
(c) Not annualized.
(d) Annualized.
(e) Redemption fees resulted in less than $0.005 per share.

See accompanyting notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Notes to the Financial Statements
October 31, 2011

NOTE 1.     ORGANIZATION

The TEAM Asset Strategy Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”).  The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”).  The Fund’s investment adviser is TEAM Financial Asset Management, LLC (the “Adviser”).  The investment objective of the Fund is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended October 31, 2011, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

$ (11,603)	$ 1,674,885	$ (1,663,282)

Forward Currency Exchange Contracts - The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.   The Fund has engaged in foreign currency exchange transactions for the purpose of capitalizing on the movements of foreign currency value versus the U.S. dollar. See Note 4 for additional disclosures.

Purchasing Put Options - The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See Note 4 for additional disclosures.

Purchasing Call Options - The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. See Note 4 for additional disclosures.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities that are valued using market quotations in an active market are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities are generally categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities are categorized as Level 3 securities.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.     SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Derivative instruments the Fund invests in, such as forward currency exchange contracts, are valued by a pricing service at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

Call and put options that the Fund invests in are generally traded on an exchange. The options in which the Funds invest are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.  Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.     SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31 2011.
	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$54,734,070	$-	$-	$54,734,070
Real Estate Investment Trusts	1,887,200	-	-	1,887,200
Money Market Securities	6,453,870	-	-	6,453,870
Call Options Purchased	5,138,000	-	-	5,138,000
Put Options Purchased	428,000	-	-	428,000
Total Investments	$68,641,140	$-	$-	$68,641,140
Long Forward Currency Exchange Contract	-	782,272	-	$782,272
Total	$68,641,140	$782,272	$-	$69,423,412
*Refer to the Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Short Forward Currency Exchange Contract	-	(66,356)	-	(66,356)
Total	$-	$(66,356)	$-	$(66,356)

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended October 31, 2011, there were no significant transfers between Levels 1 and 2. The Fund had no transfers between Levels at anytime during the reporting period. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Call and put options purchased and long and short forward currency contracts are represented on the Statement of Assets and Liabilities under investments in securities at value and receivable for forward currency contracts, respectively and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on options and forward currency exchange contracts, respectively.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4. DERIVATIVE TRANSACTIONS - continued

Please see the chart below for information regarding call and put options purchased and long and short forward currency exchange contracts for the Fund.

At October 31, 2011:
Derivatives	Location of Derivatives on Statements of Assets & Liabilities

Call Options Purchased	Investment in Securities, at fair value	$ 5,138,000

Put Options Purchased	Investment in Securities, at fair value	$ 428,000

Long Forward Currency Exchange Contracts	Receivable for forward currency exchange contracts	$ 782,272

Short Forward Currency Exchange Contracts	Payable for forward currency exchange contracts	$ (66,356)

For the fiscal year ended October 31, 2011 :
Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on investments	184,555	170,555	$ 640,917	$ 469,845
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on investments	77,600	75,400	$ 133,590	$ (323,476)
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Long Forward Currency Exchange Contracts	Forward Currency Exchange Contracts	28	21	$ 1,548,767	$ 691,820
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Short Forward Currency Exchange Contracts	Forward Currency Exchange Contracts	30	21	$ (3,045,131)	$ 1,808,554
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Long Spot Forward Currency Exchange Contracts	Forward Currency Exchange Contracts	1	1	$ 139,596	$ -
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Short Spot Forward Currency Exchange Contracts	Forward Currency Exchange Contracts	1	1	$ (134,982)	$ -

NOTE 5.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to the approval of the Board.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund.  For the fiscal year ended October 31, 2011, the Adviser earned a fee of $658,184 from the Fund.  At October 31, 2011, the Fund owed the Adviser $67,684 for advisory fees.

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by the Fund), at 1.95% of the Fund’s average daily net assets through February 29, 2012.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 5.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement, provided overall expenses fall below the limitations set forth above.  The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.   At October 31, 2011 there are no previously waived fees subject to reimbursement.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended October 31, 2011, HASI earned fees of $48,858 for administrative services provided to the Fund.  At October 31, 2011, HASI was owed $3,893 from the Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  For the fiscal year ended October 31, 2011, the Custodian earned fees of $48,950 for custody services provided to the Fund.  At October 31, 2011, the Custodian was owed $8,747 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services.  For the fiscal year ended October 31, 2011, HASI earned fees of $20,549 for transfer agent services and $22,186 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services to the Fund.  At October 31, 2011, the Fund owed HASI $1,719 for transfer agent services and $2,112 for out-of-pocket expenses.  For the fiscal year ended October 31, 2011, HASI earned fees of $24,999 from the Fund for fund accounting services.  At October 31, 2011, HASI was owed $2,083 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan will not be activated prior to February 28, 2012.  However, effective March 1, 2012, the Plan will be activated and the Fund will, as a result, begin to incur the fees associated with the Plan.

The Distributor acts as the principal underwriter of the Fund’s shares.  There were no payments made by the Fund to the Distributor during the fiscal year October 31, 2011.  An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with HASI. The commissions paid to this affiliated firm were $157,399 for the period.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 6.     PURCHASES AND SALES OF INVESTMENTS

For the fiscal year ended October 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:
Purchases
U.S. Government Obligations	$-
Other	229,279,723
Sales
U.S. Government Obligations	$-
Other	224,988,596

At October 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes excluding forward currency exchange contracts was as follows:

Gross Appreciation	$6,664,805
Gross (Depreciation)	(3,108,396)
Net Appreciation (Depreciation) on Investments	$3,556,409

At October 31, 2011, the aggregate cost of securities for federal income tax purposes was $65,084,731.

NOTE 7.     ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8.     BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940.  At October 31, 2011, Charles Schwab, for the benefit of its customers, held 66.38% of the voting securities. Thus, Charles Schwab may be deemed to control the Fund.

NOTE 9.     DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions made by the Fund during the fiscal year ended October 31, 2011 and the period December 30, 2009 (commencement of operations) to October 31, 2010.

On December 23, 2011, the Fund paid an income distribution of $0.8089 per share to shareholders of record on December 22, 2011.

On December 23, 2011, the Fund paid a short-term capital gain distribution of $1.2844 per share and a long-term capital gain distribution of $0.4020 per share to shareholders on December 22, 2011.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 10.     COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11.     TAX COMPONENTS OF CAPITAL

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$9,405,814
Undistributed long-term capital gain (loss)	1,811,907
Unrealized appreciation (depreciation)	3,556,409
$14,774,130
At October 31, 2011, the difference between book and tax basis unrealized appreciation (depreciation) is attributable to the tax treatment of passive foreign investment companies and foreign currency exchange contracts.

NOTE 12.     CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On September 13, 2011, BBD LLP (“BBD”) was dismissed as the independent registered public accounting firm for the TEAM Asset Strategy Fund. The opinion of BBD on the Fund’s financial statement for the fiscal year ended October, 31, 2010 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to replace BBD was approved by the Audit Committee of the Fund’s Trustees.

During the most recent fiscal year and through September 13, 2011, there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused BBD to make reference to the subject matter of the disagreements in connection with its opinion on the financial statement for such year. During the most recent fiscal year and through September 13, 2011, there were no reportable events of the kind enumerated in paragraphs (1)(v)(A) through (D) of item 304(a) of Regulation S-K.

On September 13, 2011, the Fund’s Trustees engaged the firm Cohen Fund Audit Services, Ltd. to serve as the new independent registered public accounting firm to the Fund.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 13.    TRANSACTIONS WITH AFFILIATED ISSUERS

The chart below shows transactions in relation to the investments held by the Fund in affiliated issuers that occurred during the fiscal year ended October 31, 2011. Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities. As of October 31, 2011, the Fund no longer holds such securities:
Investments in Affiliates
	Beginning Shares	Additions	Reductions	Ending Shares	Dividend Income	Realized Gain	Value of Affiliates at 10/31/11
ProShares UltraPro Short Russell 2000	92,000	-	(92,000)	-	$ -	$ 1,725	$ -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
TEAM Asset Strategy Fund
(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TEAM Asset Strategy Fund, (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and financial highlights for the period ended October 31, 2010, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TEAM Asset Strategy Fund as of October 31, 2011, the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustee
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 75, Independent Trustee, August 2008 to present.
Retired; Consultant to Battelle Memorial Institute on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in  various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.  No other directorships held.

Ira Cohen, 52, Independent Trustee, June 2010 to present.
Independent financial services consultant (February 2005 – present); Senior Vice-President, Dealer Services/Institutional Services, AIM Investment Services, Inc., 1992 to 2005.  No other directorships held.

Interested Trustee and Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47, Chairman, Interested Trustee, Principal Executive Officer and President, February 2010 to present.
President and CEO of Dreman Contrarian Funds since March 2011.  CEO of The Huntington Strategy Shares since November 2010. CEO of The Huntington Funds since February 2010. Senior Vice President of Huntington Asset Services, Inc. since January 2010. Independent Chairman of the Valued Advisers Trust from August 2008 to January 2010. Managing Director and Chief Operating Officer of WealthStone from 2007 to January 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 50, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 46, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
William J. Murphy, 48, Principal Financial Officer and Treasurer, December 2009 to present
Manager of Financial Reporting for Huntington Asset Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

John H. Lively, 42, Interim Secretary, September 2011 to present.
Attorney, The Law Offices of John H. Lively & Associates, Inc., March, 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March, 2007 to February, 2010; Managing Attorney, Raymond James Financial (financial services), September, 2005 to March, 2007; Assistant General Counsel, AIM Investments (investment adviser – currently, INVESCO), October, 2000 to September, 2005.

*    The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
**  The trust currently consists of 8 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 832-6952 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal - (Unaudited)

At a meeting held on September 11, 2011, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement between the Trust and TEAM Financial Managers, Inc. (the “Adviser”). Legal Counsel noted that the 1940 Act requires the approval of the investment advisory agreements between the Trust and its service providers by a majority of the Independent Trustees. The Board discussed the arrangements between the Adviser and the Trust with respect to the TEAM Asset Strategy Fund. The Board reviewed a memorandum from Legal Counsel addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Legal Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Adviser’s practices regarding brokerage and portfolio transactions; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by Fund management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

1.
The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets.  The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain and enhance its resources and systems, the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund.  The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel.  After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts

Management Agreement Renewal - (Unaudited) -continued

and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.
Investment Performance of the Fund and the Adviser.  In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data.  The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations.  The Trustees noted that the Fund’s performance was comparable to the performance of the Adviser’s composites for accounts managed similarly to the Fund based on recent data.  The Trustees also compared the short-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisers.  The Trustees noted that the Fund’s performance was better than most of its peers in the short term.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.
The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund.  In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition, as well as that of the Adviser’s affiliates; (2) asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund.  The Trustees also considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds.  The Trustees noted that the Fund’s management fee and expense ratios were lower than some of the specifically identified comparable funds and higher than others.  Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered the Fund’s fee arrangements with the Adviser.  The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement.  The Trustees noted that once the Fund’s expenses feel below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser.  In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.
Brokerage and portfolio transactions.  In considering the Adviser’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund and they considered the Adviser’s practices with respect to allocating portfolio business to broker/dealers who provide research, statistical, or other services – this latter assessment included consideration of whether commission rates paid to broker/dealers are reasonable in relation to the value of the services provided.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commission paid and the method and basis for selecting and evaluating the broker/dealers used by the Adviser.  The Trustees noted that in selecting broker/dealers to execute portfolio transactions, the Adviser considers a variety of factors including, among others, the price of the security, the rate of the commission, the size and difficulty of the order, the firms’ ability to provide professional services (e.g., the firms’ reliability, integrity, quality of execution and operational capabilities) and research provided by the firm.  The Trustees also considered the extent to which the foregoing services benefit the other accounts advised by the Adviser and the extent to which such services enable the Adviser to avoid expenses that it otherwise would be required to bear under the Agreement.  After

Management Agreement Renewal - (Unaudited) -continued

further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

6.
Possible conflicts of interest.  In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics.  The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  Based on the foregoing, the Board determined that the Adviser’s standards and practices of the Advisers relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Legal Counsel and further discussion among the Board, the Board determined to renew the Investment Advisory Agreement between the Trust and the Adviser for an additional one year period.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at (877) 832-6952 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
R. Jeffrey Young, Chairman
Dr. Merwyn R. Vanderlind
Ira Cohen

OFFICERS
R. Jeffrey Young, Principal Executive Officer and President
John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President
Carol J. Highsmith, Vice President
William J. Murphy, Principal Financial Officer and Treasurer
John H. Lively, Interim Secretary

INVESTMENT ADVISER
TEAM Financial Asset Management, LLC
800 Corporate Circle, Suite 106
Harrisburg, PA 17110

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.,
A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The TEAM Fund:
FY 2011 FY 2010	$12,500 $13,000

The Geier Fund:
FY 2011 FY 2010	$12,500 NA

(b)	Audit-Related Fees
Registrant

The TEAM Fund:
FY 2011 FY 2010	$0 $0

The Geier Fund:
FY 2011 FY 2010	$0 NA

(c)	Tax Fees
Registrant

The TEAM Fund:
FY 2011 FY 2010	$2,500 $2,500

The Geier Fund:
FY 2011 FY 2010	$0 NA

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The TEAM Fund:
FY 2011 FY 2010	$800 $0

The Geier Fund:
FY 2011 FY 2010	$0 NA

Nature of the fees:	Review of registration statement

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                                      0%
Tax Fees:                                                                        0%
All Other Fees:                                                              0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	NA	NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11.  Controls and Procedures.
(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code is filed herewith.

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Valued Advisers Trust

By    /s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date           12/29/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date           12/29/2011

By    /s/ William J. Murphy
        William J. Murphy, Treasurer and Principal Financial Officer

Date             12/29/2011